                                  FIRST AMENDMENT

     FIRST AMENDMENT, dated as of March __, 1998 (this "FIRST AMENDMENT"), to the Amended and Restated Loan and Security Agreement, dated as of December 9, 1997 (as the same has heretofore or may be hereafter amended, supplemented or modified from time to time in accordance with its terms, the "LOAN AGREEMENT"), by and among Brothers Gourmet Coffees, Inc., a Delaware corporation (the "BORROWER"), the financial institutions from time to time party thereto (collectively, the "LENDERS") and Goldman Sachs Credit Partners, L.P., a Bermuda Limited Partnership, individually as a Lender and as Agent for the Lenders (in such capacity, the "AGENT").

     WHEREAS, the Borrower has requested certain amendments to the Loan Agreement; and

     WHEREAS, the Agent and the Lenders are willing to make such amendments to the Loan Agreement upon the terms and subject to the conditions set forth in this First Amendment.

     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     SECTION 1.  AMENDMENTS TO THE LOAN AGREEMENT

     1.1 DEFINED TERMS. Initially capitalized terms used and not otherwise defined herein shall have their respective meanings as defined in the Loan Agreement.

     1.2 AMENDMENT TO DEFINITION OF EVENT OF DEFAULT. Subsection (s) of the definition of "Event of Default" contained in Section 1.01 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "(s) the Borrower fails to perform, keep or observe any of the covenants contained in Subsections 3.5, 7.5, 7.6, 7.11, 7.13 or in
          Section 8;"

     1.3 SUBSECTION 7.13. Section 7 of the Loan Agreement is hereby amended by adding the following new Subsection 7.13:

          "7.13 BUSINESS PLAN. The Borrower shall furnish to the Agent a revised business plan of the Borrower by no later than April 30, 1998 (the "REVISED BUSINESS PLAN"), which Revised Business Plan shall be acceptable to the Agent in all respects."

     1.4 AMENDMENT TO SECTION 8.21. Section 8.21 of the Loan Agreement is amended in its entirety to read as follows:

               "8.21 FINANCIAL COVENANTS. (a) EBITDA. The Borrower shall not permit BEITDA, as of the end of each of the computation periods set forth below, to be less than the following:

                     Computation Period                              EBITDA
                     ------------------                            ----------
          From the beginning of the first Fiscal Quarter           $1,200,000
          of Fiscal Year 1998 through the end of the
          second Fiscal Quarter of Fiscal Year 1998

          From the beginning of the first Fiscal Quarter           $2,300,000
          of Fiscal Year 1998 through the end of the
          third Fiscal Quarter of Fiscal Year 1998

          From the beginning of the first Fiscal Quarter           $5,700,000
          of Fiscal Year 1998 through the end of the
          fourth Fiscal Quarter of Fiscal Year 1998

          From the beginning of the second Fiscal                  $5,700,000
          Quarter of Fiscal Year 1998 through the end of
          the first Fiscal Quarter of Fiscal Year 1999

         (b)  TOTAL CAPITAL FUNDS.  The Borrower shall not permit Total Capital
         Funds, as of the end of each of the Fiscal Quarters set forth below, to be less than the following:

                  Fiscal Quarter                             Total Capital Funds
                  --------------                             -------------------
         First Fiscal Quarter of Fiscal                           $62,000,000
         Year 1998

         Second Fiscal Quarter of Fiscal                          $62,000,000
         Year 1998

         Third Fiscal Quarter of Fiscal                           $62,000,000
         Year 1998

         Fourth Fiscal Quarter of Fiscal                          $62,000,000
         Year 1998

         First Fiscal Quarter of Fiscal                           $61,000,000"
         Year 1999


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

     The Borrower and the Agent agree that, as promptly as practicable after the Borrower's delivery of the Revised Business Plan to the Agent in accordance with Subsection 7.13, the Borrower and the Agent will negotiate with respect to mutually acceptable modifications to the financial covenants set forth in this Subsection 8.21.

          SECTION 2.  CONDITIONS TO EFFECTIVENESS

     This First Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "EFFECTIVE DATE"):

     2.1 The Agent shall have received a counterpart of this First Amendment which bears the signature of the Borrower.

     2.2 No event shall have occurred and be continuing which constitutes a Default or an Event of Default.

     2.3 All legal matters incident to this First Amendment shall be satisfactory to the Agent and its counsel.

     2.4  The Amendment Fee (as defined below) shall have been paid.

     2.5 The Borrower shall have paid all accrued and unpaid fees and expenses of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Agent, including, without limitation, the fees and expenses of counsel to the Agent incurred in connection with this First Amendment.

          SECTION 3.  FEES AND EXPENSES

     3.1 In consideration of the amendments to the Loan Agreement made hereby at the request of the Borrower, the Borrower shall pay the Agent an amendment fee in the amount of $50,000 (the "AMENDMENT FEE"), which Amendment Fee shall be fully earned and non-refundable as of the Effective Date. The Amendment Fee may be charged, at the Agent's sole option, to any account of the Borrower maintained by the Agent.

     3.2 Without in any way limiting subsection 2.14(e) of the Loan Agreement, the Borrower shall pay all fees and expenses of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Agent, incurred in connection with this First Amendment.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES


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

     The Borrower represents and warrants to the Agent as follows:

     4.1 The execution, delivery and performance by the Borrower of this First Amendment and the performance by the Borrower of the Loan Agreement as amended hereby (i) have been duly authorized by all necessary corporate action and (ii) do not and will not contravene the Borrower's organizational documents or any applicable law.

     4.2 This First Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

     4.3 The representations and warranties contained in the Loan Agreement are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default, has occurred and is continuing as of the Effective Date.

          SECTION 5.  CONTINUED EFFECTIVENESS OF LOAN AGREEMENT

     5.1 The Borrower hereby (i) confirms and agrees that each of the Financing Agreements to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on or after the Effective Date of this First Amendment all references in any such Financing Agreement to "the Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this First Amendment; and (ii) confirms and agrees that to the extent any such Financing Agreement purports to grant to the Agent a security interest in or lien on, any collateral as to security for the Obligations of the Borrower from time to time existing in respect of the Loan Agreement and the Financing Agreements, such security interest in or lien is hereby ratified and confirmed in all respects.

          SECTION 6.  CERTAIN ACKNOWLEDGMENTS

     6.1 The Borrower hereby affirms and ratifies the following in all respects:

(a) The Borrower has no grounds for disputing the validity or enforceability of the Financing Agreements or any of the Obligations, or the validity, priority, enforceability or extent of the Agent's security interest in or lien against any of Collateral in any judicial, administrative or other proceeding; and

     (b) The Borrower, for itself and any other Person who may claim an interest through the Borrower, hereby releases and discharges, with prejudice, the Agent, each Lender, and each of their respective directors, officers, Affiliates, agents, attorneys and employees from any and every claim, right, cause, action, cause of action, damage, liability, and other matter or proceeding arising from, relating to or in connection with any acts or omissions of the Agent, each Lender, and each of their respective directors, officers, Affiliates, agents, attorneys and employees prior to the Effective Date. This provision shall survive and continue in full force and effect whether or not (i) the Borrower shall satisfy all other provisions of the Financing Agreements, including payment in full by the Borrower of all Obligations, or (ii) the Loan Agreement is otherwise terminated.

          SECTION 7.  MISCELLANEOUS

     7.1 Except as herein expressly amended, the Loan Agreement and the other documents executed and delivered in connection therewith are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

     7.2 This First Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     7.3 Section and paragraph headings herein are included for the convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     7.4 THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year fist above written.

                                   BROTHERS GOURMET COFFEES, INC.


                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:


                                   GOLDMAN SACHS CREDIT PARTNERS, L.P.
                                   As Agent and as a Lender

                                   By:
                                      ---------------------------------
                                      Name:
                                      Title:



















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